Exhibit 10(iii)

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE OF PAGES
	UNDER DPAS (15 CFR 350)		1 8
2. CONTRACT (Proc. Inst. Ident.) NO. W911NF-04-C-0035	3. EFFECTIVE DATE 26 Mar 2004	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. R-46860-CH-SB3-0470-1

5. ISSUED BY	CODE	W911NF	6. ADMINISTERED BY (If other than Item 5)	CODE
US ARMY ROBERT MORRIS ACQ CTR - W911NF RESEARCH TRIANGLE PARK CONTRACTING DIV ATTN: AMSRD-ACC-R P.O. BOX 12211 RESEARCH TRIANGLE PARK NO 27709-2211			See Item 5

7. NAME AND ADDRESS OF CONTRACTOR	(No., street, city, county, state and zip code)	8. DELIVERY
ATMOSPHERIC GLOW TECHNOLOGIES 924 CORRIDOR PARK BLVD KNOXVILLE TN 37932-3723		☐ FOB ORIGIN	☒ OTHER	(See below)
9. DISCOUNT FOR PROMPT PAYMENT Net 30 Days

		10. SUBMIT INVOICES	2	ITEM

		(4 copies unless otherwise specified) TO THE ADDRESS		Section G
CODE 1QPV8	FACILITY CODE	SHOWN IN:

11. SHIP TO/MARK FOR SEE SCHEDULE 4300 S. MIAMI BLVD DURHAM NC 27703	CODE	12. PAYMENT WILL BE MADE BY DFAS-ROCK ISLAND ROCK ISLAND OPERATING LOCATION ATTN: DFAS-RI-FPV BUILDING 68 ROCK ISLAND IL 61299-8000	CODE HQ0303

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐10 U.S.C. 2304(c)( ) ☐41 U.S.C. 253(c) (1)		14. ACCOUNTING AND APPROPRIATION DATA See Schedule

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE
		15G. TOTAL AMOUNT OF CONTRACT			$913,770.00

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM		☒	I	CONTRACT CLAUSES
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS		PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
☒	C	DESCRIPTION/SPECS./WORK STATEMENT			J	LIST OF ATTACHMENTS
☒	D	PACKAGING AND MARKING		PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE			K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
☒	F	DELIVERIES OR PERFORMANCE
☒	G	CONTRACT ADMINISTRATION DATA			L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17 ☒ CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications and specifications as are attached or incorporated by reference herein

(Attachments are listed herein)

18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number

______________________________________________

including the additions or changes made by you which additions or changes are set forth in full above is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer and (b) this award/contract No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER(Type or print) Kimberly Kelly-Wintenberg, President & COO			20A. NAME AND TITLE OF CONTRACTING OFFICER LINDA L. YOUNG
			TEL:	EMAIL:

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED
Atmospheric Glow Technologies		24-Mar-04			26 Mar 2004

BY	/s/ Kimberly Kelly-Wintenberg		BY	/s/ Linda L. Young
	(Signature ________ authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)

PREVIOUS EDITION UNUSABLE	GPO 1985 0 - 469-794	Prescribed by GSA FAR (48 CFR ) 53.214(a)

Section B - Supplies or Services and Prices

ITEM NO 000	SUPPLIES/SERVICES	AMOUNT

	Scientific Research Services

	CPFF

46860-CH-SB3

Small Business Innovation Research Phase 3 proposal entitled “Decontamination of Sensitive Material In a Chambered Atmospheric Plasma Decon System” proposed under contractor Proposal Number: AGT APD Phase III. Topic Number: AGT Phase III Purchase Request Number: R-46860-CH-SB3-04070-1 Period of Performance: 29 March 2004 – 28 March 2005

	ESTIMATED COST	$895,853.00

	FIXED FEE	$17,917.00

	TOTAL EST COST + FEE	$913,770.00

	ACRN AA Funded Amount	$913,770.00

	97 0405 0400 2620 S49012 2 62 0100 BDI30340000 255Y 04229800000000 B62D00 S49012

B. 1 Line Item Description. In accordance with this contract, the Contractor, independently and not as an agent of the Government, shall provide all necessary materials, labor, equipment, and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incident to the satisfactory and timely performance of the above Contract Line Item Number (CLINs) 0001.

B.2 This is a Cost Plus Fixed Fee Contract. The final price of this contract shall be the total of all costs determined reimbursable in accordance with the general provision of the contract FAR clause, 52.216-7 entitled. “Allowable Cost and Payment” but not exceeding the estimated cost plus the fixed fee, both of which arc specified above. An Overhead ceiling rate of 100.80% and General and Administrative ceiling rate of 22.68% is applicable to this contract.

SECTION C - Descriptions and Specifications

C. 1. The FY04 Small Business Innovative Research Program Phase III proposal entitled, “Decontamination of Sensitive Material In a Chambered Atmospheric Plasma Decon System, sets forth the research to be performed under this contract. The proposal is incorporated by reference into the subject contract. The work to be performed under this contract will be in accordance with the Contractor’s proposal and modifications to the contract, if any.

C.2. Principal Investigator for this contract is: Dr. Alan L. Wintenberg.

SECTION D - Packaging and Marking

D. 1. Packaging (preservation and packing) and marking of deliverable items called for under this contract shall be in accordance with Contractor’s best commercial practice to insure safe arrival at destination.

SECTION E - Inspection and Acceptance

NOTE The following contract clauses pertinent to this Section are hereby incorporated by reference:

CLAUSE NUMBER	FAR CITATION	CLAUSE TITLE	DATE
1	52.246-9	INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM)	APR 1984

E.1. The contractor will submit all scientific reports to the office specified in Section F.2 (a) and (b) of the contract for inspection and acceptance. Reports shall be prepared in accordance with Sections F.2 and F.3 of this contract.

SECTION F - Deliveries or Performance

NOTE: The following contract clauses pertinent to this Section are hereby incorporated by reference:

CLAUSE NUMBER	FAR CITATION	CLAUSE TITLE	DATE
1	52.242-15	STOP WORK ORDER (AUG 1989) ALTERNATE I	AUG 1989
2	52.247-34	F.O.B. DESTINATION	NOV 1991

F.1. Period of Performance: The research called for by this contract shall be performed during the period of 29 March 2004 – 28 March 2005.

F.2. Delivery of Data: Reports called for by this contract shall be delivered as follows:

a. Quarterly Progress Reports – (2 copies) These reports must be received by the 20th day of the month following the end of the preceding quarter. The quarterly reports shall include a completed SF 298, for a SF 298 go to www.aro.army.mil/forms. “Report Documentation Page”. Quarterly reports shall be submitted to:

VIA U. S. MAIL: U. S. Army Research Office ATTN: Mr. Bill Bratton P.O.Box 12211 Research Triangle Park, NC 27709-2211 Email: brattonbe@aro.arl.army.mil Email: reports@aro.army.mil	VIA OVERNIGHT CARRIER: U. S. Army Research Office ATTN: Mr. Bill Bratton 4300 South Miami Boulevard Durham, NC 27703-9142 PH: 919-549-4220

Note. If electronic Quarterly Progress Report is submitted only 1 copy is required.

b. Final Progress Report – (3 copies) Submitted within ninety (90) days of the expiration of the performance period specified in F. 1 above or any extension thereto. Administrative costs are permitted for the development of the Final Progress Report even if beyond period of performance but total payment not-to-exceed the total negotiated contract line item amount. The Final Progress Report. SF 298, copy of Final Voucher, and DD Form 882 shall be submitted to one of the addresses in F.2.a. above.

c. DD Form 882, Report of Inventions and Subcontracts (2 copies) - Within 90 days of the expiration of the performance period of the contract. To be submitted with the final report.

F.3. Phase III Reports: Quarterly reports and a final report are required for each Phase III project. All reports shall include a completed SF 298. “Report Documentation Page” as the first page identifying the purpose of the work, a brief description of the work carried out, the findings or results, and potential applications of the effort. The summary may be published by DoD and therefore must not contain proprietary or classified information. The balance of the report should indicate in detail the project objectives; work carried out, and results obtained. In completing the SF 298, the following issues need to be addressed:

a. Block 12a (Distribution/Availability Statement) of the SF 298 in each unclassified final report must contain one of the following statements:

1.	Distribution authorized to U.S. Government Agencies only; contains proprietary information.

2.	Approved for public release; distribution unlimited.

b. Block 13 (Abstract) of the SF 298 must include as the first sentence, “Report developed under SBIR contract”. The abstract must identify the purpose of the work, a brief description of the work carried out, the findings or results, and potential applications of the effort. Since the DoD will publish the abstract, it must not contain proprietary or classified data.

c. Block 14 (Subject Terms) of the 298 must include the term “SBIR Report.”

d. The final payment on the contract will not be processed until all deliverables are received.

e. The Army Research Office (ARO) will make primary distribution to the Defense Technical Information Center (DTIC). who secondarily distributes the unclassified and unlimited distribution reports to the National Technical Information Service (NTIS) for sale to the general public. DTIC distributes limited distribution reports according to the limitations imposed by the sponsored agency.

Note: Reporting instructions are further defined in ARO Form 18 found at www.aro.army.mil.

SECTION G - Contract Administration Data

G.1. Delegation of Administrative Functions:

a. The Army Research Office (ARO) retains all contract administration functions.

b. All payment vouchers (Standard Form 1034), both interim and final, shall be submitted by the 20th day of each month to the Defense Contract Audit Agency (DCAA) at the address shown below:

Defense Contract Audit Agency

Nashville Branch Office

1321 Murfreesboro Pike Suite 302

Nashville. TN 37217

Telephone No. 615-781-5485

Fax No. 615-781-5001

Email: dcaa-fao1211@dcaa.mil

c. Vouchers shall not be submitted more frequently than monthly to Defense Contract Audit Agency. The Contractor shall identify on all vouchers: (1) the contract number. (2) the contract line item being billed against, and (3) the period of performance. If other arrangements have been made with DCAA said arrangements will be communicated to the contracting officer.

d. The DCAA will sign the properly prepared, acceptable voucher and will include the printed name of the auditor on the voucher before forwarding it for payment.

G.2. Payment of voucher. Payment of vouchers will be made by:

Defense Finance and Accounting Service

Rock Island Operating Location

DFAS-RI-FPD

Building 68

Rock Island, IL 61299

G.3. Payment Information and Inquiries

The Contractor should contact the DFAS office indicated in Block 12 of the SF 26 for information or inquires regarding payments on this contract. Telephonic inquiries may be made on 1-888-332-7742 or electronic inquiries on http://www.dfas.mil/money/vendor/index.htm. In the event DFAS cannot answer the Contractor’s inquiry, the Contract Specialist Ms. Linda Young, may be contacted for assistance at 919-549-4355 or email at youngll@aro.arl.army.mil

G.4. The Contracting Officer’s Technical Representative for this contract is as follows:

Dr. Stephen Lee

US Army Research Office

P.O. Box 12211

Research Triangle Park, NC 27709-2211

Voice: (919) 549-4365

FAX: (919) 549-4310

Email: lees@arl.army.mil

G.5. Information on the audit process: Information including submission of vouchers is available from the Defense Contract Audit Agency. The contractor may request a copy of a guide entitled “Information for Contractors” (DCAAP 7641-90). August 1996, from Headquarters. Defense Contract Audit Agency, Operating Administrative Office. 8725 John J. Kingman Road, Suite 2135, Fort Belvoir, VA 22060-6219: Telephone No. (703) 767-1066: Telfax No. (703) 767-1061; or request by e-mail: *CMO@hql.dcaa.mil. To ensure you have the necessary information to process billings and inquire if the DCAA office assigned to this contract has any procedures peculiar to that office, it is advisable you familiarize yourself with the audit process.

G.6. Accounting and Appropriation Data

AA:              97 0405 0400 2620 S49012 2 62 0100 BDI30340000 255Y 04229800000000 B62D00 S49012

AMOUNT: $913,770.00

NOTE: DFAS shall not make final payment until all deliverables have been accepted by the cognizant Government Contracting Officer Representative.

SECTION H - Special Contract Requirements

H.1. Release of Information and Acknowledgment of Sponsorship

a. Neither the contractor nor any of his employees shall release or publish any news related to this contract without providing an advance copy to the ARO Contracting Officer.

b. The contractor agrees that in the release of information relating to this contract, such release shall include a statement to the effect that the project or effort depicted was or is sponsored by the U.S. Army Research Office, and that the content of the information does not necessarily reflect the position or the policy of the Government, and no official endorsement should be inferred.

c. For the purpose of this provision, “information” includes news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, trade association proceedings, symposia, etc.

d. The contractor further agrees to include this provision in any subcontract awarded as a result of this contract.

H.2. Research Responsibility

The contractor shall bear responsibility for the conduct of the research specified in the contractor’s proposal identified in the contract. The contractor will exercise judgment in obtaining the stated research objectives within the limits of the terms and conditions of the contract; provided, however, that the contractor will obtain the contracting officer’s written approval to change the Statement of Work. Consistent with the foregoing the contractor shall conduct the work as set forth in his proposal and accepted by the contract award.

H.3. Restriction on Printing

The Government authorizes the reproduction of reports, data or other written material, if required, provided the material produced does not exceed 5,000 production units of any page, and items consisting of multiple pages do not exceed 25,000 production units in the aggregate. The contractor shall obtain the express prior written authorization of the contracting officer to reproduce material in excess of the quantities cited above.

H.4. Section K — Representations and Certifications

Section K-Reprcsentations and Certifications, and Other Statement of Offerors, as completed by the Contractor in relation to this contract, is hereby incorporated by reference.

SECTION I - FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

I.1 FAR 52.252-2 Clauses Incorporated by Reference (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://arhnside.arl.mil/offices/procure/library.htm or http://farsite.hill.af.mil/VFFARa.htm

FAR 52.202-1	Definitions (OCT 1995)
FAR 52.203-3	Gratuities (APR 1984)
FAR 52.203-5	Covenant Against Contingent Fees (APR 1984)
FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)
FAR 52.203-7	Anti-Kickback Procedures (JUL 1995)

FAR 52.203-8	Cancellation. Rescission, and Recovery of Funds for Illegal or Improper Activity (JAN 1997)
FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions (JUN 1997)
FAR 52.204-4	Printed or Copied Double-Sided on Recycled Paper (AUG 2000)
FAR 52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (JUL 1995)
FAR 52.215-2	Audit & Records—Negotiation (JUN 1999)
FAR 52.215-8	Order of Precedence Uniform Contract Format (OCT 1997)
FAR 52.215-10	Price Reduction For Defective Cost or Pricing Data (OCT 1997)
FAR 52.215-11	Price Reductions For Defective Cost or Pricing Data-Modifications (OCT 1997)
FAR 52.215-12	Subcontractor Cost Or Pricing Data (OCT 1997)
FAR 52.215-13	Subcontractor Cost or Pricing Data—Modifications (OCT 1997)
FAR 52.215-15	Pension Adjustments and Asset Reversions (DEC 1998)
FAR 52.215-17	Waiver of Facilities Capital Cost of Money (OCT 1997)
FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (OCT 1997)
FAR 52.215-19	Notification of Ownership Changes (OCT 1997)
FAR 52.216-7	Allowable Cost and Payment (MAR 2000)
FAR 52.216-8	Fixed Fee (APR 1997)
FAR 52.219-8	Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns (JAN 1999)
FAR 52.222-2	Payment for Overtime Premiums (JUL 1990)
FAR 52.222-3	Convict Labor (AUG 1996)
FAR 52.222.21	Prohibition of Segregated Facilities (FEB 1999)
FAR 52.222-26	Equal Opportunity (FEB 1999)
FAR 52.222-35	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (APR 1998)
FAR 52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)
FAR 52.222-37	Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era (JAN 1999)
FAR 52.223-6	Drug-Free Workplace (JAN 1997)
FAR 52.223-14	Toxic Chemical Release Reporting (OCT 1996)
FAR 52.225-11	Restrictions on Certain Foreign Purchases (AUG 1998)
FAR 52.227-1	Authorization and Consent (JUL 1995) Alternate I (APR 1996)
FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)
FAR 52.227-11	Patent Rights — Retention by the Contractor (Short Form) (Jun 1997)
FAR 52.227-20	Rights in Data – SBIR (Mar 1994)
FAR 52.228-7	Insurance—Liability to Third Persons (MAR 1996)
FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)
FAR 52.232-17	Interest (JUN 1996)
FAR 52.232-20	Limitation of Cost (APR 1984)
FAR 52.232-23	Assignment of Claims (JAN 1986)
FAR 52.232-25	Prompt Payment (JUN 1997)
FAR 52.232-33	Payment by Electronic Funds Transfer Payment (MAY 1999)
FAR 52.233-1	Disputes (DEC 1998)
FAR 52.233-3	Protest After Award (AUG 1996) Alternate I (JUN 1985)
FAR 52.242-1	Notice of Intent to Disallow Costs (APR 1984)
FAR 52.242-3	Penalties for Unallowable Costs (OCT 1995)
FAR 52.242-4	Certification of Final Indirect Costs (JAN 1997)
FAR 52.242-13	Bankruptcy (JUL 1995)
FAR 52.243-2	Changes – Cost Reimbursement (AUG 1987) Alternate V (APR 1984)
FAR 52.244-2 I	Subcontracts (Cost Reimbursement and Letter Contracts) (AUG 1998) Alternate I (Aug 1998)

FAR 52.244-5	Competition in Subcontracting (DEC 1996)
FAR 52.245-5	Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts) (JAN 1986)
FAR 52.246-23	Limitation of Liability (FEB 1997)
FAR 52.247-1	Commercial Bill of Lading Notations (APR 1984)
FAR 52.247-63	Preference for U.S.-Flag Air Carriers (JAN 1997)
FAR 52.249-6	Termination (Cost Reimbursement) (Sept 1996)
FAR 52.249-14	Excusable Delays (APR 1984)
FAR 52.253-1	Computer Generated Forms (JAN 1991)

I.2 DEFENSE ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

DFARS 252.201-7000	Contracting Officer’s Representative (DEC 1991)
DFARS 252.203-7001	Special Prohibition on Employment (JUN 1997)
DFARS 252.204-7001	Commercial and Government Entity (CAGE) Code Reporting (AUG 1999)
DFARS 252.204-7003	Control of Government Personnel Work Product (APR 1992)
DFARS 252.204-7004	Required Central Contractor Registration (MAR 2000)
DFARS 252.205-7000	Provision of Information to Cooperative Agreement Holders (NOV 1995)
DFARS 252.209-7000	Acquisition from Subcontractors Subject to On-site Inspection under the Intermediate Range Nuclear Forces (INF) Treaty NOV 1995)
DFARS 252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country (MAR 1998)
DFARS 252.215-7000	Pricing Adjustments (DEC 1991)
DFARS 252.215-7002	Cost Estimating System Requirements (OCT 1998)
DFARS 252.225-7012	Preference for Certain Domestic Commodities (JAN 1999)
DFARS 252.225-7031	Secondary Arab Boycott Of Israel (JUN 1992)
DFARS 252.227-7016	Rights in Bid or Proposal Information (JUN 1995)
DFARS 252.227-7017	Identification and Assertion of Use, Release, or Disclosure Restrictions (JUN 1995)
DFARS 252.227-7018	Rights in Noncommercial Technical Data and Computer Software — SBIR Program (JUN 1995)
DFARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government (JUN 1995)
DFARS 252.227-7030	Technical Data — Withholding of Payment (MAR 2000)
DFARS 252.227-7034	Patents-Subcontracts (APR 1984)
DFARS 252.227-7036	Declaration of Technical Data Conformity (JAN 1997)
DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)
DFARS 252.227-7039	Patents — Reporting of Subject Inventions (APR 1990)
DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)
DFARS 252.235-7010	Acknowledgment of Support & Disclaimer (MAY 1995)
DFARS 252.235-7011	Final Scientific or Technical Report (MAY 1995)
DFARS 252.242-7000	Postaward Conference (DEC 1991)
DFARS 252.243-7002	Request For Equitable Adjustment (MAR 1998)
DFARS 252.245-7001	Reports of Government Property (MAR 1994)
DFARS 252.247-7023	Transportation of Supplies By Sea (Mar 2000)